CONSOLIDATED STATEMENTS OF INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Revenues:
Products	$ 110,186	$ 136,793	$ 143,466
Services	86,399	79,773	78,426
Total revenues	196,585	216,566	221,892
Cost of revenues:
Products	27,320	29,159	29,448
Services	8,375	9,041	10,284
Total cost of revenues	35,695	38,200	39,732
Gross profit	160,890	178,366	182,160
Operating expenses:
Research and development, net	51,732	49,987	44,081
Sales and marketing	103,774	93,347	93,203
General and administrative	18,133	17,033	19,797
Total operating expenses	173,639	160,367	157,081
Operating income (loss)	(12,749)	17,999	25,079
Financial income, net	5,741	5,867	5,802
Income (loss) before taxes on income	(7,008)	23,866	30,881
Taxes on income	1,651	5,297	5,931
Net income (loss)	$ (8,659)	$ 18,569	$ 24,950
Basic net earnings (loss) per share	$ (0.20)	$ 0.40	$ 0.55
Diluted net earnings (loss) per share	$ (0.20)	$ 0.40	$ 0.53